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                                                                    Exhibit 4.11

                                    [FRONT]

NUMBER                                                                    SHARES
FBU

                             SAMSONITE CORPORATION

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE
THIS CERTIFICATE IS                                          SEE REVERSE
TRANSFERABLE IN BOSTON,                                      FOR CERTAIN
MA OR NEW YORK, NY                                           DEFINITIONS
                                                             CUSIP 79604V 10 5

THIS CERTIFIES THAT


is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                             SAMSONITE CORPORATION

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-Laws of the Corporation, as now or hereafter amended.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:
          /s/ _______________________    /s/ ___________________________
               PRESIDENT AND CHIEF            TREASURER AND CHIEF
               EXECUTIVE OFFICER              FINANCIAL OFFICER

                             SAMSONITE CORPORATION
                                 CORPORATE SEAL
                                      1987
                                    DELAWARE

Countersigned and Registered:
     BankBoston, N.A.

          Transfer Agent and Registrar

By

          Authorized Signature
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                                   [REVERSE]

                             SAMSONITE CORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants in common     UNIF GIFT MIN ACT - _____ Custodian _______
TEN ENT -  as tenants                                   (Cust)          (Minor)
           by the entireties
JT TEN -   as joint tenants with         under Uniform Gifts to Minors
           right of survivorship         Act ___________
           and not as tenants in               (State)
           common
COM PROP - as community property

    Additional abbreviations may also be used though not in the above list.



     For value received, ____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named Corpora tion with full power of substitution in the premises.


Dated,__________________________


                         ------------------------------------------------------
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


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Signature Guaranteed:
                        -------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Samsonite Corporation (the "Company") and the Rights Agent thereunder (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Samsonite Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Samsonite Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

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